UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CHINA GROWTH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CHINA GROWTH CORPORATION
#99 Jianshe Road 3, Pengjiang District, Jiangmen City
Guangdong Province, 529000
People’s Republic of China

NOTICE OF EXTRAODINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 15, 2011

Notice is hereby given that an Extraordinary General Meeting of Shareholders (the “Meeting”) of China Growth Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), will be held at the Company’s office, #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People’s Republic of China, 529000, on December 15, 2011, at 9:00 AM local time.

We are holding the Meeting to consider the following proposals:

1)	to approve a special resolution to change the name of the Company to “Huixin Waste Water Solutions, Inc.;”
2)
to approve an ordinary resolution pursuant to Article 51.2 of the Company’s Memorandum of Association and Articles of Association to effectuate 1 for 1.42610718 subdivision  (“Reverse Split”) of its issued and outstanding ordinary shares;

3)	to approve a special resolution pursuant to Article 155 to amend and restate the Company’s Memorandum of Association and Articles of Association.

The Board of Directors has set November 7, 2011 as the record date for the Meeting. Only registered holders of the Company’s ordinary shares and preference shares at the close of business on that date are entitled to receive notice of the Meeting and to attend and vote at the Meeting.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intention via the Internet as directed on the proxy card. This will assist us with meeting preparations.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. The Proxy Statement is also available online at the website identified on your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. Any shareholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

By order of the Board of Directors,

/s/ Mingzhou Tan
Mingzhuo Tan Chairman of the Board of Directors
November 22, 2011

CHINA GROWTH CORPORATION
#99 Jianshe Road 3, Pengjiang District, Jiangmen City
Guangdong Province, 529000
People’s Republic of China

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board of Directors”) of China Growth Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands, is soliciting your proxy for use at the Extraordinary General Meeting of Shareholders (the “Meeting”) to be held on December 15, 2011, 9:00 AM local time, at the Company’s office, #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People’s Republic of China, 529000. References in this Proxy Statement to “the Company,” “we,” “our,” and “us” are to China Growth Corporation.

The purposes of the Meeting are to seek shareholder approval of the following proposals:

1)	to approve a special resolution to change the name of the Company to “Huixin Waste Water Solutions, Inc.;”
2)
to approve an ordinary resolution pursuant to Article 51.2 of the Company’s Memorandum of Association and Articles of Association to effectuate 1 for 1.42610718 subdivision (“Reverse Split”) of its issued and outstanding ordinary shares;

3)	to approve a special resolution pursuant to Article 155 to amend and restate the Company’s Memorandum of Association and Articles of Association.

This Proxy Statement and related materials are first being made available to our shareholders on or about November 22, 2011.

1.           Who May Vote

Only shareholders of record of our ordinary shares, par value US$0.000128 per share (“Ordinary Shares”), and 6% Convertible preference shares, par value US$0.000128 per share (“Convertible Preference Shares”), as of the close of business on November 7, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof. As of the Record date, there were 27,851,700 Ordinary Shares and 444,804 Convertible Preference Shares issued and outstanding.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People’s Republic of China, 529000.

If your shares are not held in your name but in the “street name” of a bank, broker or other holder of record (a “nominee”), then your name will not appear in our register of shareholders and the nominee will be entitled to vote your shares. If you hold your shares in “street name,” you may be able to vote electronically through the Internet in accordance with the voting instructions provided by that institution. In order to be admitted to the Meeting, you must bring a letter or account statement showing that you beneficially own the shares held by the nominee. Even if you attend the Meeting, you will not be able to vote the shares that you hold in street name unless you receive a proxy from the record holder to vote at the Meeting. Rather, you should instruct your nominee how to vote those shares on your behalf.

In order to establish a quorum at the Meeting, pursuant to our Memorandum of Association and Articles of Association and the laws of the Cayman Islands, there must be one or more shareholders holding at least a majority of the paid up voting share capital of the Company present at the Meeting, either in person or by proxy. For purposes of determining a quorum, abstentions and broker “non-votes” are counted as represented, provided that proxies are received or shareholders are present at the Meeting.

Under the rules that govern nominees who are record owners of shares that are held in accounts for the beneficial owners of the shares, nominees who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Nominees will not have the authority to exercise discretion to vote shares with respect to the proposals because they involve non-routine matters.

Shareholders will be entitled to one vote per Ordinary Share and a number of votes equal to the number of Ordinary Shares into which each Convertible Preference Share is convertible on all matters submitted to a vote of shareholders, so long as those shares are represented at the Meeting in person or by proxy. Your shares will be represented if you attend and vote at the Meeting or if you submit a proxy. Under Cayman Islands law, holders of our shares do not have appraisal rights with respect to matters to be voted on at the Meeting.

The Proposals that require a special resolution require approval by an affirmative vote of not less than two-thirds of Ordinary Shares and Convertible Preference Shares, voting together as a single class, present in person or by proxy at the Meeting at which a quorum is present. The Proposals that require an ordinary resolution require approval by an affirmative vote of not less than half of Ordinary Shares and Convertible Preference Shares, voting together as a single class, present in person or by proxy at the Meeting at which a quorum is present.

2.            How to Vote

You may vote by one of the following methods:

•	attending the meeting and voting;
•	completing and signing the proxy card and mailing it in the enclosed postage-paid envelope;
•
voting on the Internet at the website provided on the proxy card. If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters. Abstentions and broker non-votes will not be counted as votes in favor of or against a matter being voted on, but will be counted as shares voting on such matter.

3.           Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by accessing the Internet website identified on your proxy, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Financial Officer at the address of our principal office set forth above, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the previously convened Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

4.           Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

5.           Delivery of Proxy Materials to Households

The Securities and Exchange Commission (the “SEC”) has adopted rules that allow a company to deliver a single proxy statement to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information shareholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain shareholders will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Any shareholders who object to or wish to begin householding may contact our Chief Executive Officer, in writing at #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People’s Republic of China, 529000.  We will send an individual copy of the proxy statement to any shareholders who revoke their consent to householding within 30 days of our receipt of such revocation.

6.           Accessing Proxy Materials over the Internet

Pursuant to rules promulgated by the SEC, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and your proxy card are available at the website provided on the proxy card that accompanies this Proxy Statement.

7.           Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of each class of our voting securities as of November 21, 2011 (i) by each person who is known by us to beneficially own more than 5% of our voting securities; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People’s Republic of China, 529000.

	Amount and Nature of Beneficial Ownership
	Ordinary Shares (1)			Preference Shares (2)		% Total Voting Power (3)
Name and Address of Beneficial Owner	No. of Shares		% of Class	No. of Shares	% of Class
Directors and Officers
Mingzhuo Tan, Chairman, President, and CEO (4)	12,834,964		45.92%	0	*	41.24%
Hongyu Du, Director	0		*	0	*	*
Siqi Kang, Director	0		*	0	*	*
Joseph Levinson, Director	0		*	0	*	*
Huaili Zheng, Director	0		*	0	*	*
Tin Nang (Chris) Lui, CFO	0		*	0	*	*
All officers and directors as a group (6 persons)	12,834,964		45.92%	0	*	41.24%

5% Security Holders
Access America Fund, LP 800 Town & Country Blvd., Suite 420 Houston, TX 77024	3,884,594	(5)	12.20%	233,334	52.46%	12.20%
Taylor International Fund, Ltd. 714 S. Dearborn 2nd Floor Chicago, IL 60605	713,046	(6)	2.49%	66,666	14.99%	2.49%
Feinberg Family Trust 25220 Walker Road Hidden Hills, CA 91302	356,534	(7)	1.26%	33,334	7.49%	1.26%

* Less than 1%

(1)
Based on 27,951,700 ordinary shares issued and outstanding as of September 27, 2011. For each beneficial owner above, the number of ordinary shares into which preference shares held by such beneficial owner are convertible within 60 days of September 27, 2011 have been included in the number of ordinary shares owned by such beneficial owner.

(2)
Based on 444,804 Preference Shares issued and outstanding as of September 27, 2011. Each Preference Share is convertible into 7.1305357 ordinary shares (subject to customary adjustments for stock splits, combinations, or equity dividends on ordinary shares). Holders of Preference Shares vote with the holders of ordinary shares on all matters on an “as converted” basis.

(3)
Percentage Total Voting Power represents total voting power for each beneficial owner with respect to all shares of our ordinary shares and Preference Shares beneficially owner as of September 27, 2011 and voting as a single class on an “as converted” basis.

(4)
Includes 12,834,964 ordinary shares held by Star Prince Limited. Mr. Mingzhuo Tan is the sole director of Star Prince Limited and has voting and dispositive control over the securities held by it. Pursuant to the Lock-up Agreement, all of the ordinary shares held by Star Prince Limited are subject to an eighteen-month lock-up period following the closing of the private placement on December 15, 2010. In addition, pursuant to the Make Good Escrow Agreement, Star Prince Limited deposited 6,417,482 ordinary shares held by it into an escrow account for the benefit of the investors in the event that we fail to meet certain financial performance thresholds.

(5)
Includes 1,663,796 ordinary shares issuable upon conversion of 233,334 Preference Shares, 831,898 ordinary shares issuable upon exercise of a warrant. Access America Investments LLC is the General Partner of Access America Fund, LP and has voting and dispositive control over securities held by Access America Fund, LP. Christopher Efird is the Managing Director of Access America Fund, LP and has voting and dispositive control over securities held by it.

(6)
Includes 237,682 ordinary shares issuable upon exercise of a warrant and 475,364 ordinary shares issuable upon conversion of 66,666 Preference Shares. Stephan Taylor has voting and dispositive control over securities held by Taylor International Fund Ltd..

(7)
Includes 118,845 ordinary shares issuable upon exercise of a warrant and 237,689 ordinary shares issuable upon conversion of 33,334 Preference Shares. Jeffrey Feinberg has voting and dispositive control over securities held by Feinberg Family Trust.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

CHANGES OF CONTROL

On December 15, 2010 (the “Closing Date”), we entered into a share exchange agreement (the “Exchange Agreement”) with Wealth Environmental Protection Group, Inc., a British Virgin Islands company (“Wealth Environmental Protection”), and shareholders of Wealth Environmental Protection named in the Exchange Agreement (“Wealth Environmental Protection Shareholders”). Pursuant to the terms of the Exchange Agreement, Wealth Environmental Protection Shareholders transferred to us all of the issued and outstanding ordinary shares of Wealth Environmental Protection in exchange for the issuance of a total of 24,956,875 ordinary shares, par value $0.000128 per share, or 96.15% of the ordinary shares of the Company issued and outstanding after the Closing (such transaction is hereinafter referred to as the “Share Exchange”).

Pursuant to the Exchange Agreement, Wealth Environmental Protection became our wholly-owned subsidiary. Wealth Environmental Protection holds all of the issued and outstanding capital stock of Wealth Environmental Technology Holing Ltd., a company incorporated under the laws of Hong Kong, which is the holding company of Jiangmen Huiyuan Environmental Protection Technology Consultancy Co., Ltd. (“Jiangmen Huiyuan”) which controls Jiangmen Wealth Water Purifying Agent Co., Ltd., a company organized under the laws of PRC by a series of contractual agreements and arrangements with Jiangmen Wealth Water and/or its shareholders. As a result of the Share Exchange, we are now the holding company of Jiangmen Huiyuan, an indirect wholly-owned subsidiary of Wealth Environmental Protection organized in the PRC.

Upon the closing of the reverse acquisition on December 15, 2010, Mr. David Richardson resigned from our board of directors, effective immediately, and Mr. Joseph Rozelle submitted a resignation letter in which he resigned from all offices that he held effective immediately and from his position as our director that will become effective on the tenth day following our mailing of an information statement, or the Information Statement, to our shareholders, which complies with the requirements of Section 14f-1 of the Exchange Act. The Information Statement was mailed to our shareholders on or about December 22, 2010.

On December 15, 2010, our board of directors appointed Mr. Mingzhuo Tan as the Chairman of our board of directors to fill in the vacancy created by the resignation of Mr. David Richardson effective immediately at the closing of the Share Exchange. In addition, our board of directors also appointed Mr. Mingzhuo Tan to serve as our President and Chief Executive Officer and Mr. Patrick S.H. Chan to serve as our Interim Chief Financial Officer effective immediately at the closing of the Share Exchange.

As a result of our reverse acquisition of Wealth Environmental Protection, we have assumed the business and operations of Wealth Environmental Protection and its Chinese subsidiaries, which are engaged in the production and sale of water purifying agents and high-performance aluminate in China.

BACKGROUND OF PROPOSALS

The following Proposals to amend, and to amend and restate, our Memorandum of Association and Articles of Association are summaries only and are qualified in their entirety by the full text of the proposed resolutions included in Annex A and proposed Amended and Restated Memorandum of Association and Articles of Association included in Annex B attached hereto.

The proposed 1:1.42610714 Reverse Split of all the issued and outstanding Ordinary Shares as of December 15, 2010 are permitted by the terms of our Memorandum of Association and Articles of Association and the laws of the Cayman Islands, and were approved by our Board of Directors on December 15, 2010.

The proposed amendments to, and amendment and restatement of, our Memorandum of Association and Articles of Association are permitted by the terms of our Memorandum of Association and Articles of Association and the laws of the Cayman Islands, and were approved by our Board of Directors on November 15, 2011 for shareholder consideration and approval. If any or all of the Proposals are approved at the Meeting, they will become immediately effective.

PROPOSAL TO APPROVE SPECIAL RESOLUTION TO
CHANGE THE NAME OF THE COMPANY
(Proposal No. 1)

This proposal would change our name from “China Growth Corporation” to “Huixin Waste Water Solutions, Inc.”

Our Board of Directors believes that the proposed name change is in the best interest of our shareholders and will more accurately reflect, and allow us to engage in, our new business operations as described in our Current Report on Form 8-K filed with the SEC on December 15, 2010, as amended. Our Board of Directors has approved the proposed text of special resolution relating to Proposal 1 as set forth in Annex A.

Vote Required and Recommendation

Proposal No.1 requires approval by the affirmative vote of not less than two-thirds of Ordinary Shares and Convertible Preference Shares, voting together as a single class, present in person or by proxy at the Meeting at which a quorum is present.

The Board of Directors recommends a vote
“FOR” Proposal No. 1.

PROPOSAL TO APPROVE ORDINARY RESOLUTION TO
EFFECTUATE THE REVERSE SPLIT
(Proposal No.2)

Reasons for Amendments

In connection with the closing of the private placement of 222,402 units dated December 15, 2010, the Board of Directors agreed to effectuate the Reverse Split as soon as practicable. The Company is seeking to list on a national securities exchange, including NYSE, NASDAQ or NYSE AMEX, and in connection therewith, must meet certain listing requirements, including a closing bid price requirement. The Reverse Split may increase the price level of our Ordinary Share so that we may obtain financing with favorable valuation that meets the minimum bid price standard. Moreover, to be listed on a senior national exchange will create a more liquid public market for our common stock, and therefore may increase our shareholder return on their investment. Consequently, the Board of Directors has recommended that we effect the Reverse Split.

Principal Effects of the Reverse Split

On the effective date of the Reverse Split, each 1.42610714 Ordinary Shares issued and outstanding immediately prior to the Reverse Split effective date (the “Old Shares”) will automatically and without any action on the part of the shareholders be converted into one Ordinary Share (the “New Shares”).  In the following discussion, we provide examples of the effects of a reverse split in the range of one New Share for every 1.42610714 Old Shares.

Corporate Matters.  The Reverse Split would have the following effects based upon the number of shares of Ordinary Share outstanding as of November 7, 2011:

•	every 1.42610714 Old Shares owned by a stockholder would be exchanged for one New Share; and

•	the number of shares of our Ordinary Share issued and outstanding will be reduced from 27,951,700 shares to 19,600,000 shares.

The Reverse Split will be effected simultaneously for all of our outstanding Ordinary Share, will be the same for all of our outstanding Ordinary Share. The Reverse Split will affect all of our shareholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our shareholders owning a fractional share. As described below, shareholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Ordinary Share issued pursuant to the Reverse Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Split will not change the proportionate equity interests of our shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes. The Ordinary Share issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Shareholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by ten). While we expect that the reverse split will result in an increase in the potential market price of our Ordinary Share, there can be no assurance that the reverse split will increase the potential market price of our Ordinary Share by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Ordinary Share decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Ordinary Share could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of shareholders of the Company who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 1for 1.42610714  reverse stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares (if such certificates were issued), to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants. Holders of options and warrants to purchase shares of Ordinary Share, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Ordinary Share not evenly divisible by the Reverse Split ratio, will receive a number of shares of Ordinary Share rounded up to the nearest whole number.

Authorized Shares. The Company is presently authorized under its Memorandum & Articles of Association, to issue up to 39,062,500 Ordinary Shares.  Upon effectiveness of the Reverse Split, the number of authorized Ordinary Shares would remain the same, although the number of Ordinary Shares issued and outstanding will decrease.  The issuance in the future of additional Ordinary Shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding Ordinary Shares.  The effective increase in the number of authorized but unissued and unreserved shares of the Company’s Ordinary Share may be construed as having an anti-takeover effect as further discussed below. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Ordinary Share would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Ordinary Share.

Accounting Matters.. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our Ordinary Share will be reduced in proportion to the Reverse Split ratio (for example, in a one-for-two reverse stock split, the stated capital attributable to our Ordinary Share will be reduced to half of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Ordinary Share will also be increased because there will be fewer shares of our Ordinary Share outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of Ordinary Share or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board of Directors and shareholders. Other than the Reverse Split and Amendment, our Board of Directors does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Vote Required and Recommendation

Proposal No.2 requires approval by the affirmative vote of over 50% of Ordinary Shares and two-thirds of Convertible Preferences Shares, voting as a single class, present in person or by proxy at the Meeting at which a quorum is present.

The Board of Directors recommends a vote
“FOR” Proposal No. 2.

PROPOSAL TO APPROVE SPECIAL RESOLUTION TO
AMEND AND RESTATE THE COMPANY’S
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
(Proposal No. 3)

This proposal would amend and restate our Memorandum of Association and Articles of Association to reflect the changes as set forth in Proposal No. 1, as well as the amendments set forth below. The full text of the proposed Amended and Restated Memorandum of Association and Articles of Association is set forth in Annex B attached hereto.

A. Amendment to Article 571 of the Articles of Association

1 Renumbered as Section 49 in the Amended and Restated Articles of Associations.

In addition to the amendment contemplated by Proposal 1, a proposed amendment to Article 57 of our Memorandum of Association and Articles of Association would provide that we will be required to convene an extraordinary general meeting to consider an issue or issues at the request of shareholders only if holders of not less than 33 1/3% of our Ordinary Shares and Convertible Preference Shares issued and outstanding, including shares on an as-converted basis, which carry the right to vote at general meetings deliver to us written demands, describing the purpose or purposes for which the shareholders seek to convene an extraordinary general meeting. Currently, as provided in our Memorandum of Association and Articles of Association, holders of 10% of the paid up voting share capital of the Company may require, upon written demand, that we hold a general meeting on the issue. Our board of directors believes that the time and expense of convening extraordinary general meetings of shareholders should be incurred only when there is a more substantial need, as evidenced by a request by 33 1 /3% of the eligible votes entitled to vote at a meeting.

An effect of this amendment may be to make it more difficult for a smaller percentage of shareholders to submit proposals to a vote of all shareholders other than at a regularly scheduled annual general meeting. As a result, the amendment may preclude a takeover bidder from quickly proposing a merger, business combination, or other similar transaction, or from removing and/or replacing directors in an effort to gain control of us, other than by following the rules prescribed for submitting proposals for an annual general meeting.

If approved, Article 57 of the Articles of Association will be amended as follows (new language to be inserted is underlined; language to be deleted is [bracketed]).

“The Directors shall convene a general meeting of the Company on the written requisition of any Member or Members entitled to attend and vote at general meetings of the Company who hold(s) not less than 33 1/3% [10 per cent] of the paid up voting share capital of the Company, such requisition to be deposited at the Registered Office.”

B. Amendment to Article 632  of the Articles of Association

In addition, a proposed amendment to Article 63 of our Memorandum of Association and Articles of Association would provide that the quorum for the general meeting shall be reduced from majority to one-third of the Ordinary Shares and Convertible Preference Shares, on an as converted basis.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of our business. When not enough shareholders vote, we may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Cayman Islands Companies Law. Under the Cayman Islands Companies Law, the quorum for a shareholders’ meeting may be one shareholder or any greater number specified by the articles of association.

Shareholders have the right to vote on any amendment to Memorandum of Association and Articles of Association affecting their right to vote or on any matter submitted to the shareholders by the Board of Directors. On November 15, 2011, the board of directors approved the proposed amendment and also authorized its submission to each shareholder for their approval.

If approved, Article 63 of the Articles of Association will be amended as follows (new language is underlined; language to be deleted is [bracketed]).

2 Renumbered as Section 55 in the Amended and Restated Memorandum of Association and Articles of Associations.

“No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Members holding at least one-third [a majority] of the paid up voting share capital of the Company present in person or by proxy shall be a quorum.”

C. Other Amendments to the Memorandum of Association and Articles of Association

In addition to the foregoing amendments, the proposed amendments to our Memorandum of Association and Articles of Association would, among other things:

•	Elaborate on the general terms of our Ordinary Shares and Convertible Preference Shares;

•	Elaborate on the provisions regarding the nomination, appointment and removal of directors;

•
Eliminate the ability of shareholder votes to be taken by a show of hands of shareholders attending a meeting and require that all votes of the shareholders be taken on a poll on the basis of one vote per outstanding share on the Record Date (subject to the rights of holders of preference shares);

•	Remove our right to an automatic lien on the shares of a shareholder for any debt or liabilities of such shareholder with us;

•
Remove our right to make calls upon shareholders in respect of any moneys unpaid on their shares and our right to forfeit any share in respect of which the call or installment of a call remains unpaid;

•
Clarify that certain provisions, including those regarding annual general meetings, use of proxies, notice requirements, Board composition, auditor appointments and inspection of our books, accounts and documents, are subject to the rules and regulations of any securities exchange or other quotation system on which the Company’s securities may be listed or otherwise quoted for trading from time to time;

•	Allow director remuneration to be determined by our Board of Directors, as opposed to the prior requirement that director remuneration be determined by shareholders by a majority vote; and

•	Elaborate on the liability and indemnification of directors, officers and other persons serving at the request of the Company.

These amendments are designed to bring our Memorandum of Association and Articles of Association more in line with current concepts of good corporate governance, to clarify some of its terms and to conform more closely with those of other similar public companies.

The foregoing description of the material changes to our Memorandum of Association and Articles of Association is not intended to be complete and is qualified in its entirety by reference to the full text of the proposed Amended and Restated Memorandum of Association and Articles of Association attached hereto as Annex B.

Proposed Special Resolution

Our Board of Directors has approved the proposed text of special resolution relating to Proposal No. 3 as set forth in Annex A.

Vote Required and Recommendation

Proposal No.3 requires approval by the affirmative vote of not less than two-thirds of Ordinary Shares and two-thirds of Convertible Preferences Shares, each voting as a separate class, present in person or by proxy at the Meeting at which a quorum is present.

The Board of Directors recommends a vote
“FOR” Proposal No. 3.

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

We will hold an annual meeting next year if we are subject to a requirement to do so. We may also elect to hold an annual meeting next year even if we are not subject to a requirement to do so if we determine that doing so would be in the interests of our shareholders. If we are required to or elect to hold an annual meeting next year, and you wish to have a proposal included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Chief Executive Officer of the Company at No. 10 Gangkouerlu Road, Jiangmen City, Guangdong Province, People’s Republic of China, 52900, by no later than 30 days prior to the date of printing and mailing our material for the annual meeting. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for stockholder proposals established by Rule 14a-8 will not be included.

Rule 14a-4(c)(1) under the Exchange Act governs the use by the Company of discretionary voting authority with respect to shareholders proposals submitted outside the process of Rule 14a-8. Rule 14a-4(c)(1) provides that if the proponent of a shareholder proposal fails to notify the Company by the date specified therein or in an advance notice provision in the Company’s governing documents, the proxies of the Company’s management would be permitted to use their discretionary authority to vote on this proposal at the Company’s next annual meeting of shareholders. For purposes of the Company’s 2011 annual meeting (if any), if Proposal 3 is adopted and the proposal relates to the nomination of our directors, then pursuant to our Amended and Restated Articles of Association notice must be delivered not earlier than the 150th day prior to the meeting and not later than the later of the 120th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If the Proposal 23 is not adopted or the proposal does not relate to the nomination of our directors, then notice must be received by no later than 30 days prior to the date of printing and mailing our material for the 2011 annual meeting (if any). Notifications must be received by the applicable deadline by the Chief Executive Officer of the Company at No. 10 Gangkouerlu Road, Jiangmen City, Guangdong Province, People’s Republic of China, 52900. A proposal which is received after the applicable date or which otherwise fails to meet the requirements for shareholder proposals established by Rule 14a-4(c)(1) will not be included in our proxies materials for our 2011 annual meeting, or will be included but the Company will reserve the right to use its discretionary voting authority against its approval.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We file annual, quarterly and current reports and other information with the SEC. The annual reports include our audited financial statements and the quarterly reports include our unaudited financial statements. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room, which is located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. Copies of our filings can also be accessed through the SEC’s web site at  http://www.sec.gov . You may also request a copy of our filings, including documents incorporated by reference in this proxy statement as described below, without charge, by contacting our Chief Financial Officer at the address specified above.

You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the Meeting. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in this proxy statement. This proxy statement is dated November 22, 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, or, with respect to information incorporated by reference from reports or documents filed with the SEC, as of the date such report or document was filed.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

November 22, 2011	By Order of the Board of Directors

/s/ Mingzhou Tan
Mingzhuo Tan Chairman of the Board of Directors

ANNEX A

PROPOSED RESOLUTIONS

Proposal 1: Special resolution to change the name of the Company to “Huixin Waste Water Solutions, Inc.”

RESOLVED, that the name of the Company be changed from "China Growth Corporation" to " Huixin Waste Water Solutions, Inc."

Proposal 2: Special resolution to amend and restate the Company’s Memorandum and Articles of Association

RESOLVED, that the Memorandum and Articles of Association of the Company currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association presented to the meeting.

ANNEX B

PROPOSED AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION

THE COMPANIES LAW (2010 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

Huixin Waste Water Solutions, Inc.

 (Amended and Restated by Special Resolution dated ________________ 2011)

1.	The name of the Company is Huixin Waste Water Solutions, Inc..

2.
The registered office of the Company shall be at the offices of Stuarts Corporate Services Ltd., P.O. Box 2510, Grand Cayman KY1-1104, Cayman Islands or at such other place as the directors of the Company may, from time to time, decide.

3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Law (2010 Revision), or as the same may be revised from time to time, or any other law of the Cayman Islands.

4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity or body corporate in doing in any part of the world whether as principal, agent, contractor or otherwise whatever may be considered by it necessary for the attainment of its objects and whatever else may be considered by it as incidental or conducive thereto or consequential thereon, irrespective of any question of corporate benefit as provided by section 27(2) of the Companies Law (2010 Revision) including the power to make any alterations or amendments to its Memorandum and Articles of Association in the manner set out in its Articles of Association and including, but not limited to, the power to pay all expenses of and incidental to the promotion, formation and incorporation of the Company; to register the Company and do business in any other jurisdiction; to sell, lease or dispose of any property of the Company; to draw, make, accept, endorse, discount, execute and issue promissory notes, debentures, bills of exchange, bills of lading, warrants and other negotiable or transferable instruments; to lend money on the security of the undertaking or on all or any of the assets of the Company including uncalled capital or without security; to invest moneys of the Company in such manner as the directors of the Company determine; to promote other companies; to sell the undertaking of the Company for cash or any other consideration; to distribute assets in specie to members of the Company; to make charitable or benevolent donations; to pay pensions or gratuities or provide other benefits in cash or kind to directors, officers and/or employees of the Company, past or present and their families; to purchase directors’ and officers’ liability insurance and to carry on any trade or business and generally to do all acts and things which in the opinion of the Company or the directors of the Company may be conveniently or profitably or usefully acquired and dealt with, carried on, executed or done by the Company in connection with the business aforesaid PROVIDED THAT the Company shall only carry on the businesses for which a licence is required under the laws of the Cayman Islands when so licensed under the terms of such laws.

5.	The liability of each member of the Company is limited to the amount, if any, unpaid on the Shares held by such member.

6.
The share capital of the Company is be US$5,100 divided into 39,062,500 shares of a par value of US$0.000128  each and 781,250 preferred shares of par value of US$0.000128 each].  Subject to the provisions of the Companies Law (2010 Revision) and the Articles of Association of the Company, the Company shall have the power to redeem or purchase any of its Shares and to increase, reduce, sub-divide or consolidate the share capital and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of Shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

7.
If the Company is registered as exempted, its operations shall be carried on subject to section 174 of the Companies Law (2010 Revision).  The Company may effect and conclude contracts in the Cayman Islands, and exercise in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands but shall not otherwise trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands.

8.
Subject to the provisions of the Companies Law (2010 Revision) and the Articles of Association, the Company may exercise the power contained in section 206 of the Companies Law (2010 Revision) to deregister in the Cayman Islands and register by way of continuation under the laws of any jurisdiction outside the Cayman Islands.

THE COMPANIES LAW (2010 REVISION)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

Huixin Waste Water Solutions, Inc.

(Amended and Restated by Special Resolution dated ________________ 2011)

INTERPRETATION

1.	In these Articles Table A in the Schedule to the Statute does not apply and, unless there be something in the subject or context inconsistent therewith,

“Articles” means these amended and restated articles of association of the Company, as amended from time to time by Special Resolution.

“Auditors” means the persons for the time being performing the duties of auditors of the Company.

“Board” means the board of directors of the Company.

“Company” means the above-named company.

“Covered Person” shall have the meaning given to such term in Article 134.

“Directors” means the directors for the time being of the Company.

“dividend” includes interim dividends and bonus dividends.

“Dividend Periods” shall have the meaning given to such term in Article 11.2.

“Electronic Record” has the same meaning as in the Electronic Transactions Law (2000 Revision).

“Exchange” shall mean any securities exchange or other quotation system on which any securities of the Company may be listed or otherwise quoted for trading from time to time.

“Independent Director” shall mean a person recognised as such by the relevant code, rules and regulations of the Exchange.

“Member” means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.

“Memorandum” means the amended and restated memorandum of association of the Company as amended from time to time by Special Resolution.

“month” means calendar month.

“Ordinary Resolution” means a written resolution passed by a simple majority of the Members (calculated on an as-if converted basis) or a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Ordinary Shares” has the meaning given in the Memorandum.

“paid-up” means paid-up as to the par value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.

“Preference Shares” has the meaning given in the Memorandum.

“proceeding” shall have the meaning given to such term in Article 134.

“Register of Members” means the register of members of the Company maintained by or on behalf of the Company, in accordance with the Statute and includes (except where otherwise stated) any duplicate Register of Members.

“registered office” means the registered office for the time being of the Company.

“Remote Communication” shall have the meaning given to such term in Article 48.

“Seal” means the common seal of the Company, if any, and includes every duplicate seal.

“Secretary” means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an assistant secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share” and “Shares” means a share or shares in the capital of the Company and includes any fraction of a share.

“Special Resolution” means a unanimous written resolution or a resolution passed as such in accordance with the Statute, being a resolution passed by not less than two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled.

“Statute” means the Companies Law (2009 Revision) of the Cayman Islands.

“written” and “in writing” include all modes of representing or reproducing words in visible form.

2.	In the Articles:

	2.1.	words importing the singular number include the plural number and vice-versa;

	2.2.	words importing the masculine gender include the feminine gender;

	2.3.	words importing persons include corporations;

	2.4.	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

	2.5.	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

2.6.
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

	2.7.	headings are inserted for reference only and shall be ignored in construing these Articles.

REGISTERED OFFICE

3.
The Registered Office of the Company shall be at such place in the Cayman Islands as the Directors shall from time to time resolve by resolution. The Company may also establish and maintain such other offices and places of business and agencies outside the Cayman Islands as the Directors decide.

ISSUE OF SHARES

4.
Subject to the provisions, if any, in the Memorandum and these Articles and to any direction that may be given by the Company in a general meeting and without prejudice to any rights attached to any existing Shares, the Board may allot, issue, grant options, rights or warrants over or otherwise dispose of any Shares (including fractions of any Share) with or without preferred, deferred, qualified or other rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise, and to such persons at such times and on such other terms as they think proper.

5.
The Directors shall not allot or issue Ordinary Shares such that the number of authorised but unissued Ordinary Shares would at any time be insufficient to permit the issuance of Ordinary Shares pursuant to any option, right, warrant or other security of the Company (or any other person) that is exercisable for, convertible into, exchangeable for or otherwise issuable in respect of such Ordinary Shares. If at any time there are insufficient authorised but unissued Ordinary Shares to permit the foregoing issuances the Directors shall take all such corporate actions (including convening a general meeting of the Company) as may be necessary to authorise additional Ordinary Shares for allotment and issuance.

6.	All Shares shall be issued fully paid and shall be non-assessable.

7.	The Company shall not issue Shares in bearer form.

ORDINARY SHARES

8.	The holders of the Ordinary Shares shall be:

	8.1.	entitled to dividends in accordance with the relevant provisions of these Articles;

	8.2.	entitled to and are subject to the provisions in relation to winding up of the Company provided for in these Articles;

8.3.
entitled to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in his name in the Register of Members, both in accordance with the relevant provisions of these Articles.

9.	All Ordinary Shares shall rank pari passu with each other in all respects.

PREFERENCE SHARES

10.
Preference Shares may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided. Subject to the Statute and these Articles, the rights and restrictions of a series of Preference Shares may be varied either by the Directors or by Ordinary Resolution.

11.
Authority is hereby granted to the Board, subject to the provisions of the Memorandum, these Articles and applicable law, to create one or more series of Preference Shares and, with respect to each such series, to fix by resolution or resolutions, without any further vote or action by the Members providing for the issue of such series:

	11.1.	the number of Preference Shares to constitute such series and the distinctive designation thereof;

11.2.
the dividend rate on the Preference Shares of such series, the dividend payment dates, the periods in respect of which dividends are payable (“Dividend Periods”), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

11.3.
whether the Preference Shares of such series shall be convertible into, or exchangeable for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

11.4.	the preferences, if any, and the amounts thereof, which the Preference Shares of such series shall be entitled to receive upon the winding up of the Company;

11.5.	the voting power, if any, of the Preference Shares of such series;

11.6.	transfer restrictions and rights of first refusal with respect to the Preference Shares of such series; and

11.7.	such other terms, conditions, special rights and provisions as may seem advisable to the Board.

Notwithstanding the fixing of the number of Preference Shares constituting a particular series upon the issuance thereof, the Board at any time thereafter may authorise the issuance of additional Preference Shares of the same series subject always to the Statute and the Memorandum.

12.
No dividend shall be declared and set apart for payment on any series of Preference Shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all Preference Shares of each other series entitled to cumulative dividends at the time outstanding that rank senior or equally as to dividends with the series in question, dividends ratably in accordance with the sums which would be payable on the said Preference Shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.

13.
If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preference Shares which (i) are entitled to a preference over the holders of the Ordinary Shares upon such winding up, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such Preference Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preference Shares ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

ISSUE OF OPTIONS AND WARRANTS

14.
The Board may issue options or warrants to purchase or subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine; provided that no such issuance of options or warrants may be made if it will cause, in the Board’s sole and absolute discretion, a non-de minimis adverse tax, legal or regulatory consequence to the Company, any of its subsidiaries or any direct or indirect holder of Shares or its affiliates. No options or warrants shall be issued to bearer.

CERTIFICATES FOR SHARES

15.
Every person whose name is entered as a Member in the Register of Members shall be entitled without payment to receive one certificate for all his Shares of each class or, upon payment of such reasonable fee as the Board shall prescribe, such number of certificates for Shares held as that person may request, provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

16.
Every share certificate shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process.

17.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

18.	The Company shall maintain or caused to be maintained a Register of its Members in accordance with the Statute.

19.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside the Cayman Islands as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Statute.

20.
The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Statute.

21.
The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

22.
All transfers of Shares may be effected by an instrument of transfer in the usual common form or in such other form as the Board may approve. All instruments of transfer must be left at the registered office of the Company or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

23.
The instrument of transfer shall be executed by or on behalf of the transferor and by or on behalf of the transferee provided that the Board may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor and transferee provided that in the case of execution by facsimile signature by or on behalf of a transferor or transferee, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor or transferee and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members in respect thereof.

24.	The Board may, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

24.1.
the instrument of transfer is lodged with the Company accompanied by the certificate for the Shares to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

	24.2.	the instrument of transfer is in respect of only one class of Shares;

	24.3.	the instrument of transfer is properly stamped (in circumstances where stamping is required);

	24.4.	in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four; and

24.5.
a fee of such maximum amount as the Exchange (if any) may from time to time determine to be payable (or such lesser sum as the Board may from time to time require) is paid to the Company in respect thereof.

25.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

26.
The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by an competent court or official on the grounds that he is or may be suffering from mental disorder or is otherwise incapable of managing his affairs or under other legal disability.

27.
Upon every transfer of Shares the certificate held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and a new certificate shall be issued in respect of the Shares transferred to him, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof shall be issued to him. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

28.
Subject to the provisions of the Statute, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of Ordinary Shares shall be effected in such manner as the Company may, by Special Resolution, determine before the issue of the Ordinary Shares and the redemption of Preference Shares shall be effected in such manner as the Board may, by resolution, determine before the issue of the Preference Shares (this authorisation is in accordance with Section 37(1) of the Statute or any modification or re-enactment thereof for the time being in force).

29.
Subject to the provisions of the Statute, the Company may purchase its own Shares (including any redeemable Shares) provided that the Members shall have approved the manner of purchase by Ordinary Resolution.

30.	The purchase of any Share shall not be oblige the Company to purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

31.	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

32.
The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

33.
If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied with the consent in writing of the holders of two-thirds of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

34.
The provisions of these Articles relating to general meetings shall apply to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class.

35.
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith. The rights of holders of Ordinary Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights which may be effected by the Board as provided in these Articles without any vote or consent of the holders of Ordinary Shares.

COMMISSION ON SALE OF SHARES

36.
The Company may in so far as the Statute from time to time permits pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares of the Company. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also on any issue of Shares pay such brokerage as may be lawful.

NON-RECOGNITION OF TRUSTS

37.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder.

TRANSMISSION OF SHARES

38.
In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by him solely or jointly with other persons.

39.
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered himself as holder of the Share or to make such transfer of the Share to such other person nominated by him and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before his death or bankruptcy as the case may be.

40.	If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

41.
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the Share, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company; provided however, that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

42.	The Company may by Ordinary Resolution:

	42.1.	increase the share capital by such sum as the resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

	42.2.	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

42.3.
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

	42.4.	cancel any Shares that at the date of the passing of the resolution have not been taken or agreed to be taken by any person.

43.	Subject to the provisions of the Statute, the Company may by Special Resolution reduce its share capital and any capital redemption reserve fund.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

44.
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case 40 days. If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for not more than 10 days immediately preceding such meeting and the record date for such determination shall be the first date of the closure of the Register of Members.

45.
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend fix a subsequent date as the record date for such determination.

46.
If the Register of Members is not so closed and no record date is fixed for the determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof.

GENERAL MEETINGS

47.
If required by applicable law or the relevant code, rules and regulations of the Exchange, the Company shall in each calendar year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as the Directors shall appoint, provided that the period between the date of one annual general meeting of the Company and that of the next shall not be longer than such period as applicable law or the relevant code, rules and regulations of the Exchange permits.

48.
The Board may whenever it thinks fit proceed to convene a general meeting of the Company. General meetings of the Company may be held at such place, either within or without the Cayman Islands, as determined by the Board. The Board may, in its sole discretion, determine that a general meeting shall not be held at any place, but may instead be held solely by means of remote communication that enables Members and proxies entitled to attend the meeting to listen to the meeting, watch the meeting or both and send questions to the Chairman of the meeting, to be addressed at the meeting, if deemed proper (“Remote Communication”) as follows:

48.1.
if authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, Members and proxies entitled to attend and vote but not physically present at a meeting of Members may, by means of Remote Communication, participate in a meeting of Members and be deemed present in person and vote at a meeting of Members whether such meeting is to be held at a designated place or solely by means of Remote Communication.

48.2.
if authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Member or proxy.

49.
The Directors shall convene a general meeting of the Company on the written requisition of any Member or Members entitled to attend and vote at general meetings of the Company who hold(s) not less than 33 1/3% of the paid up voting share capital of the Company, such requisition to be deposited at the Registered Office, specifying the objects of the meeting and requesting that such meeting be held on a date no later than sixty (60) days from the date of deposit of the requisition signed by the requisitionists, and if the Board does not convene such meeting within such sixty (60) day period, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Board, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Board to convene the general meeting shall be reimbursed to them by the Company.

NOTICE OF GENERAL MEETINGS

50.
Notice shall be given of any general meeting at least ten (10) days and not more than sixty (60) days in advance of the date of such general meeting. Such notice shall state the date, time, place and purposes of the general meeting to which it relates. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations of the Exchange.

51.
A general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed:

	51.1.	in the case of a general meeting called as an annual general meeting by all the Members entitled to attend and vote thereat or their proxies; and

51.2.
in the case of any other general meeting by such number of the Members having a right to attend and vote at the meeting, together holding not less than two thirds of the Shares in issue that carry a right to vote or their proxies.

52.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a special resolution shall specify the intention to propose the resolution as a special resolution. Notice of every general meeting shall be given to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company.

53.	The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

54.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting.

PROCEEDINGS AT GENERAL MEETINGS

55.
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Members holding at least one-third of the paid up voting share capital of the Company present in person or by proxy shall be a quorum.

56.
If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

57.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be chairman of the meeting.

58.
If at any general meeting no Director is willing to act as Chairman or if no Director is present within one hour after the time appointed for holding the meeting, the Members present shall choose one of their number to be Chairman of the meeting.

59.
The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

60.	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.

61.
A poll shall be taken in such manner and at such time and place, not being not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman directs. No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. Any other business other than that upon which a poll is to be taken or is contingent thereon may be proceeded with pending the taking of the poll.

62.	In the case of an equality of votes the Chairman of the general meeting at which the poll is taken shall not be entitled to a second or casting vote.

NOMINATIONS OF DIRECTORS

63.
Nominations of persons for election to the Board (other than directors to be nominated by any series of Preference Shares, voting separately as a class) at a general meeting may only be made (a) pursuant to the Company’s notice of meeting pursuant to Article 50, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Article 63.1 or 63.2, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the general meeting, either in person or by proxy, to present his nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing directors.

63.1.
For nominations of persons for election to the Board (other than directors to be nominated by any series of Preference Shares, voting separately as a class) to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 120 days nor more than 150 days prior to the first anniversary of the date the Company’s proxy statement was first released to Members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year’s annual general meeting, notice by the Member of Shares to be timely must be so delivered not earlier than the 150th day prior to such annual general meeting and not later than the later of the 120th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such Member’s notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, of the United States of America, as amended, or any successor provisions thereto, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (b) as to the Member giving the notice (i) the name and address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and/or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding share capital required to approve or elect the nominee and/or (y) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee’s ability to fulfill his duties as a director.

63.2.
For nominations of persons for election to the Board (other than directors to be nominated by any series of Preference Shares, voting separately as a class) to be properly brought before a general meeting other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later than the 120th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member’s notice shall set forth the same information as is required by provisions (a) and (b) of Article 63.1.

64.
Unless otherwise provided by the terms of any series of Preference Shares or any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Article 63 shall be eligible to serve as directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Article 63, he shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present his nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

65.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in his name in the Register of Members.

66.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

67.
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

68.	No Member shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting.

69.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

70.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint one proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES

71.
The rules and procedures relating to the form or a proxy, the depositing or filing of proxies and voting pursuant to a proxy and any other matter incidental thereto shall be approved by the Board, subject to such rules and procedures as required by applicable law or the relevant code, rules and regulations of the Exchange and as provided in the following Articles.

72.
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation under the hand of an officer or attorney duly authorised in that behalf provided however, that a Member may also authorise the casting of a vote by proxy pursuant to telephonic or electronically transmitted instructions (including, without limitation, instructions transmitted over the internet) obtained pursuant to procedures approved by the Board which are reasonably designed to verify that such instructions have been authorised by such Member. A proxy need not be a Member of the Company.

73.
The instrument appointing a proxy may be in any usual or common form and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

CORPORATE MEMBERS

74.
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

SHARES THAT MAY NOT BE VOTED

75.
Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

DIRECTORS

76.
There shall be a Board consisting of not less than one or more than fifteen persons, the actual number of directors to be determined from time to time by resolution of the Board, provided however that the Company may from time to time by Ordinary Resolution increase or reduce the upper and lower limits on the number of directors and provided that so long any securities of the Company are listed on an Exchange, the Board shall include such number of Independent Directors as the relevant code, rules or regulations of the Exchange require.

REMUNERATION OF DIRECTORS

77.
The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. Such remuneration shall be deemed to accrue from day to day. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

78.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

79.
The Board may approve additional remuneration to any Director for any services other than his ordinary routine work as a Director. Any fees paid to a Director who is also legal counsel to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

NO MINIMUM SHAREHOLDING

80.	No shareholding qualification is required to be held by a Director.

DIRECTORS’ AND OFFICERS’ INTERESTS

81.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall declare the nature of his interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he is or has become so interested or (b) by providing a general notice to the Directors declaring that he is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

82.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

83.
A Director may act by himself or his firm in a professional capacity for the Company (other than as its Auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

84.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other company; provided that he has declared the nature of his position with, or interest in, such company to the Board in accordance with Article 81.

85.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

	85.1.	he has declared the nature of his interest in such contract or transaction to the Board in accordance with Article 81; and

	85.2.	the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

86.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he is interested and he shall be at liberty to vote in respect of any contract, transaction or arrangement in which he is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him in accordance with Article 81, at or prior to its consideration and any vote thereon.

POWERS AND DUTIES OF DIRECTORS

87.
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Board, which may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Board.

88.
In addition to any other duties the Directors may owe to the Company or the Members under applicable law, the Directors shall owe a fiduciary duty to the Company and to the Members as a whole and, in discharging such fiduciary duties, they will act in good faith, in a manner that they believe to be in the best interests of the Company and the Members as a whole, in a manner consistent with the standards of care required by the courts of the Cayman Islands. A Director, by agreeing to serve, or to continue to serve, on the Board, will be deemed to have agreed to owe the duties to the Company and the Members specified in this Article.

89.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Board shall determine.

90.
The Board on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

91.
The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

MINUTES

92.
The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD’S POWERS

93.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by him. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

94.
The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

95.
The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

EXECUTIVE OFFICERS; DUTIES OF OFFICERS

96.
The Board may from time to time appoint one or more Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and such other officers as it considers necessary in the management of the business of the Company and as it may decide for such period and upon such terms as it thinks fit and upon such terms as to remuneration as it may decide in accordance with these Articles. Such officers need not also be a Director.

97.
Every person appointed to an office under Article 96 shall, without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company) be liable to be dismissed or removed at any time from such executive office by the Board. A Director appointed to an office under the above Article shall ipso facto and immediately cease to hold such executive office if he shall cease to hold the office of Director for any cause.

98.
The Company agrees to require any person who serves as an officer of the Company to agree that, in addition to any other duties such officer may owe to the Company or the Members under applicable law, such officer shall owe a fiduciary duty to the Company and to the Members as a whole and, in discharging such fiduciary duties, he will act in good faith, in a manner that he believes to be in the best interests of the Company and the Members as a whole, in a manner consistent with the standards of care required by the courts of the Cayman Islands.

PROCEEDINGS OF DIRECTORS

99.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. In case of an equality of votes, the Chairman shall have a second or casting vote.

100.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

101.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or e-mail the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

102.
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office. In no event shall the Board fix a quorum that is less than one-third (1/3) of the total number of Directors, provided that if there shall at any time be only a sole Director the quorum shall be one.

103.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

104.
The Directors may elect a chairman of their Board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

105.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

106.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is at the start of the meeting.

107.
A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

VACATION OF OFFICE OF DIRECTOR

108.	The office of a Director shall be vacated:

	108.1.	if he gives notice in writing to the Company that he resigns the office of Director;

	108.2.	if he absents himself from three consecutive meetings of the Board without special leave of absence from the Directors, and they pass a resolution that he has by reason of such absence vacated office;

	108.3.	if he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

	108.4.	if he is found a lunatic or becomes of unsound mind; or

	108.5.	on his being prohibited by any applicable law, or the relevant code, rules and regulations of the Exchange, from being a Director.

APPOINTMENT AND REMOVAL OF DIRECTORS

109.
Subject to compliance with Article 63, the Company may by Ordinary Resolution appoint any person to be a Director and may in like manner remove any Director and may in like manner appoint another person in his stead.

110.
The Directors shall have power at any time and from time to time to appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, provided that the total amount of Directors shall not at any time exceed the number fixed in accordance with these Articles and provided further, that any such Director so appointed shall be approved or removed by a resolution of the Members at the next annual general meeting.

111.
Directors shall hold office for such term as the Members may determine by Ordinary Resolution or, in the absence of such determination, until the next annual general meeting and until their successors are elected and qualified, or until their office is otherwise earlier vacated.

PRESUMPTION OF ASSENT

112.
A Director who is present at a meeting of the Board at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the Minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

SEAL

113.
The Company may, if the Board so determines, have a Seal which shall only be used by the authority of the Board or of a committee of the Board authorized by the Board in that behalf and every instrument to which the Seal has been affixed shall be signed by one person who shall be either a Director or the Secretary or Treasurer or some person appointed by the Board for the purpose.

114.
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the Common Seal of the Company and, if the Board so determines, with the addition on its face of the name of every place where it is to be used.

115.
A Director, Secretary or other officer or representative or attorney may without further authority of the Directors affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated by him under Seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

DIVIDENDS, DISTRIBUTIONS AND RESERVE

116.
Subject to the Statute, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefor.

117.
The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company.

118.	No dividend or distribution shall be payable except out of the profits of the Company, realised or unrealised, or out of the share premium account or as otherwise permitted by the Statute.

119.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

120.
The Board may declare that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

121.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders.

122.	No dividend or distribution shall bear interest against the Company.

CAPITALISATION

123.
The Company may, upon the recommendation of the Board, by Ordinary Resolution authorise the Board to capitalise any sum standing to the credit of any of the Company’s reserve accounts (including share premium accounts and capital redemption reserve funds) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Board shall do all acts and things required to give effect to such capitalisation, with full power to the Board to make such provisions as they think fit for the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Board may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

ACCOUNTS AND AUDIT

124.
The Board shall cause proper books of account to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company.

125.
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by applicable law or the relevant code, rules and regulations of the Exchange, or authorized by the Directors or by the Company by Ordinary Resolution.

126.
The Board may from time to time cause to be prepared and to be laid before the Company at a general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

127.	The appointment of and provisions relating to Auditors shall be in accordance with applicable law and the relevant code, rules and regulations of the Exchange.

128.	In the event that no such code, rules and regulations referred to in the above Article apply, the appointment of and provisions relating to Auditors shall in accordance with the following provisions:

	128.1.	The Board may appoint an Auditor who shall hold office until removed from office by a resolution of the Directors, and may fix his or their remuneration.

128.2.
Every Auditor shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Board and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

128.3.
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next extraordinary general meeting following their appointment and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

NOTICES

129.	Notices shall be in writing and shall be given by the Company in accordance with applicable law and the relevant code, rules and regulations of the Exchange.

130.	In the event that no such code, rules and regulations referred to in the above Article applies, notice shall be given in accordance with the following provisions:

130.1.
notices to any Member shall be given either personally or by sending it by post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member);

130.2.
where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth (5th) day (not including Saturdays or Sundays or public holidays) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient;

130.3.
a notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under these Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

WINDING UP

131.
If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

132.
If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

INDEMNITY

133.
To the fullest extent permitted by law, no Director, officer of the Company or trustee acting in relation to any of the affairs of the Company shall be personally liable to the Company or its Members for any loss arising or liability attaching to such Director or officer by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which such Director or officer may be guilty in relation to the Company; provided, however, that this shall not apply to (a) any actual fraud or dishonesty of such Director or officer, (b) such Director’s or officer’s conscious, intentional or wilful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Company, or (c) any claims or rights of action to recover any gain, personal profit, or other advantage to which the Director or officer is not legally entitled. Notwithstanding the preceding sentence, this section shall not extend to any matter that would render it void pursuant to the Statute or to any person holding the office of auditor in relation to the Company.

134.
To the fullest extent permitted by law, the Company shall indemnify any current or former Director, officer of the Company, or any person who is serving or has served at the request of the Company as a director or officer and any trustee acting in relation to any of the affairs of the Company and their respective heirs, executors, administrators and personal representatives (each individually, a “Covered Person”), against any expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by, or in the name or on behalf of, the Company), to which he was, is, or is threatened to be made, a party or in which he is otherwise involved, (a “proceeding”) by reason of the fact that he is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any actual fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Person’s conscious, intentional or wilful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Statute or to any person holding the office of auditor in relation to the Company.

135.
In the case of any threatened, pending or completed proceeding by, or in the name or on behalf of, the Company, to the fullest extent permitted by law, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, but excluding judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the defense or settlement thereof, except that no indemnification for expenses shall be made in respect of any claim, issue or matter as to which such Covered Person shall have been finally adjudged to be liable for actual fraud or dishonesty in the performance of his duty to the Company, or for conscious, intentional or wilful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Company, unless and only to the extent that the Grand Court in the Cayman Islands or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter that would render it void pursuant to the Statute or to any person holding the office of auditor in relation to the Company.

136.
To the fullest extent permitted by law, expenses, including attorneys’ fees, incurred by a Covered Person in defending any proceeding for which indemnification is permitted pursuant to Articles 134 and 135 shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company pursuant to these Articles.

137.
Any indemnification under Articles 134 to and including 136 (unless ordered by a court of competent jurisdiction) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in Articles 134 or 135, as the case may be. Such determination shall be made, with respect to a Covered Person who is a Director or officer of the Company at the time of such determination, (a) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum; (b) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum; (c) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion; or (d) by the Members by Ordinary Resolution. Such determination shall be made, with respect to any other Covered Person, by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case. Notwithstanding the provisions of Articles 134 to and including 136, the Company shall be required to indemnify or advance expenses to a Covered Person in connection a proceeding commenced by such Covered Person only if the commencement of such proceeding by such person was authorized by the Board.

138.
It being the policy of the Company that indemnification of the persons specified in Articles 134 and 135 shall be made to the fullest extent permitted by law, the indemnification and advancement of expenses provided for by Articles 134 to and including 136 shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Articles, any agreement, any insurance purchased by the Company, vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another corporation, joint venture, trust or other enterprise which he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Covered Person.

139.
The Board may, notwithstanding any interest of the Directors in such action, authorize the Company to purchase and maintain insurance on behalf of any Covered Person, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of these Articles. As used in Articles 133 to and including 139, references to the “Company” include all constituent corporations in an amalgamation, consolidation or merger or similar arrangement in which the Company or a predecessor to the Company by amalgamation, consolidation or merger or similar arrangement was involved.

FINANCIAL YEAR

140.	The financial year of the Company shall be as prescribed by the Board from time to time.

TRANSFER BY WAY OF CONTINUATION;
SALE, LEASE OR EXCHANGE OF ASSETS

141.
If the Company is exempted as defined in the Statute, subject to the provisions of the Statute, the Board may authorise and direct the Company to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands, provided that the Members shall have approved such registration by way of continuation by Special Resolution.

142.
The Board may authorise and direct the Company to sell, lease or exchange all or substantially all of its property and assets, including the Company’s goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board in its discretion thinks fit, provided that the Members shall have approved such sale, lease or exchange by Ordinary Resolution.

AMENDMENT OF MEMORANDUM AND
ARTICLES OF ASSOCIATION

143.
Subject to the provisions of the Statute, the Company may by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles.

China Growth Corporation #99 Jianshe Road 3,Pengjiang District,Jiangmen City Guangdong Province, 529000 China
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:	For	Against	Abstain

1 To approve the change of the company's corporate name to Huixin Waste Water Solutions, Inc..	☐	☐	☐

2 To approve a 1 for 1.42610718 reverse split of the company's ordinary shares.	☐	☐	☐

3 To amend and restate Article 57 and Article 63 of the company's Memorandum of Association and Articles of Association.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

China Growth Corporation
Extraordinary Meeting of Shareholders
December 15, 2011 9:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mingzhuo Tan and Hongyu Du, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares and preference that the stockholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders (the "Meeting") of China Growth Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the "Company"), will be held at the Company's office, #99 Jianshe Road 3, Pengjiang District, Jiangmen City, Guangdong Province, People's Republic of China, 529000, on December 15, 2011, at 9:00 AM local time.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations

Continued and to be signed on reverse side